                                 ROPES & GRAY
                            ONE INTERNATIONAL PLACE
                       BOSTON, MASSACHUSETTS 02110-2624
                                (617) 951-7000
30 KENNEDY PLAZA             FAX: (617) 951-7050           ONE FRANKLIN SQUARE
PROVIDENCE, RI 02903-2328                                 1301 K STREET, N. W.
(401) 455-4400                                                  SUITE 800 EAST
FAX: (401) 455-4401                                  WASHINGTON, DC 20005-3333
                                                                (202) 626-3900
                                                           FAX: (202) 626-3961


                                             March 20, 1998


Composite Cash Management Company - Money Market Portfolio
601 West Main Avenue, Suite 300
Spokane, Washington  99201-0613

Composite Money Market Fund
The Composite Funds
601 West Main Avenue, Suite 300
Spokane, Washington  99201-0613

Global Money Fund
U.S. Government Money Fund
Sierra Trust Funds
P.O. Box 5118
Westboro, Massachusetts 01581

Ladies and Gentlemen:

     We have acted as counsel in connection with an Agreement and Plan of Reorganization dated November 14, 1997 (the "First Agreement") between Composite Cash Management Company, a Washington corporation on behalf of its Money Market Portfolio series (the "Fund"), and The Composite Funds, a Massachusetts business trust (the "Composite Trust"), on behalf of one of its separate series, the Composite Money Market Fund (the "New Fund"). The First Agreement describes a proposed transaction (the "First Transaction") to occur on March 20, 1998 (the "Exchange Date"), pursuant to which the form of organization of the Fund will be changed from a series of a Washington corporation to a series of the Composite Trust, which will assume the registration of the Fund. To effect the First Transaction, the Fund will transfer all of its assets to the New Fund in exchange for the assumption of all of the Fund's liabilities by the New Fund and the issuance by the New Fund of shares of beneficial interest in the New Fund, which shares will be distributed by the Fund to its shareholders in complete liquidation and termination of the Fund. This opinion as to certain federal income tax consequences of the First Transaction is furnished to the Fund pursuant to Section 9(g) of the First Agreement and is furnished to the New Fund pursuant to Section 8(h) of the First Agreement. This letter also contains opinions in connection with a second transaction between Composite Money Market Fund and the Global Money Fund (see below, starting at page 8)

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

and in connection with a third transaction between Composite Money Market Fund and the U.S. Government Money Fund (see below, starting at page 15).

     The Composite Cash Management Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of the Fund are redeemable at net asset value (less any applicable contingent deferred sales charge) at each shareholder's option.

     The Composite Trust, of which the New Fund is a separate series, was organized under an Agreement and Declaration of Trust under the laws of The Commonwealth of Massachusetts. The Composite Trust will assume the registration of the Fund. Shares of the New Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have examined the First Agreement, a Combined Proxy Statement, dated November 7, 1997 and relating to the First Transaction, which has been furnished to the Fund's shareholders in connection with the First Transaction (including any items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. The New Fund will acquire on the Exchange Date all of the assets of the Fund, and will assume all liabilities of the Fund.

     2. The purpose and effect of the First Transaction is to change the form of organization of the Fund from a series of a Washington corporation to a series of the Composite Trust, which will be a "series company" under Rule 18f-2 under the 1940 Act. It is anticipated that such a change in the form of organization will align the Fund's form of organization with the general practice in the mutual fund industry, provide the Fund with added flexibility, generate fee savings on certain regulatory filings and facilitate the consolidation of the Composite family of funds and the Sierra family of funds.

     3. The New Fund was formed for the purpose of effecting the First Transaction and has not engaged in any business prior to the First Transaction, and neither the New Fund nor the Fund has ever held, directly or indirectly, any shares in the other, except for the initial New Fund shares acquired by the Fund prior to the First Transaction.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     4. Upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect (or will have in effect an election) to be a "regulated investment company," and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Internal Revenue Code of 1986, as amended (the "Code").

     5. There is no plan or intention to liquidate the New Fund or to merge the New Fund into any other corporation or business trust.

     6. The fair market value of the shares of the New Fund to be received by each shareholder of the Fund in the First Transaction will, in each instance, be equal to the fair market value of the shares of the Fund to be surrendered in exchange therefor. The shareholders of Fund will receive no consideration other than shares of the New Fund in exchange for their Fund shares.

     7. Immediately following consummation of the First Transaction, all of the outstanding shares of the New Fund will be owned by the former shareholders of the Fund, who will own such shares solely by reason of their ownership of shares of the Fund immediately prior to the First Transaction.

     8. There is no plan or intention by any shareholder of the Fund who owns five percent or more of the outstanding Fund shares, and neither the management of the Composite Trust (on behalf of the New Fund), nor the management of the Fund, is aware of any plan or intention on the part of any other shareholder of the Fund, in connection with or as a result of the First Agreement or the First Transaction, to sell, exchange or otherwise dispose of any shares of the New Fund received by them in the First Transaction or to sell, exchange or otherwise dispose of any shares of the Fund prior to the exchange of such shares for shares of the New Fund.

     9. The New Fund has no plan or intention to issue additional shares following the First Transaction, as part of the First Transaction. However, as an open-end investment company, the New Fund will issue additional shares in the ordinary course of its business.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     10. The New Fund has no plan or intention to reacquire any of its shares issued in the First Transaction, except for New Fund shares reacquired (i.e., redeemed) in the ordinary course of its business as an open-end investment company.

     11. Immediately following the consummation of the First Transaction, the New Fund will possess the same assets and liabilities as those possessed by the Fund immediately prior to the First Transaction, except for (i) assets used to make payments in redemption of shares of the Fund or the New Fund where such redemptions, if any, appear to be initiated by shareholders in connection with or as a result of the First Agreement or the First Transaction, (ii) assets used to pay expenses incurred in connection with the First Transaction, if any, and
(iii) assets used to distribute dividends or make redemptions in the ordinary course of the New Fund's operations as an open-end investment company, as more fully described in paragraph 12 below. Payments of expenses of the First Transaction and payments in redemption of shares of the Fund or the New Fund where such redemptions, if any, appear to be initiated by shareholders in connection with or as a result of the First Agreement or the First Transaction will, in the aggregate, be less than one percent of the net assets of the Fund immediately prior to the Exchange Date.

     12. Except for the payments in redemption of Fund or New Fund shares where such redemptions, if any, appear to be initiated by shareholders in connection with or as a result of the First Agreement or the First Transaction, no payments will be made by the Fund or the New Fund to its shareholders in connection with or as a result of the First Agreement or the First Transaction. However, the Fund and the New Fund will, in the ordinary course of their business as open-end investment companies, make distributions of dividends paying out investment income or capital gains, and distributions in redemption of shares; the Fund and the Composite Trust, on behalf of the New Fund, have no reason to believe that redemptions or possible future redemptions are occurring or will occur on account of the First Agreement or the First Transaction (other than those referred to above and in paragraph 11).

     13. The Composite Trust, on behalf of the New Fund, has no plan or intention to sell or otherwise dispose of any of the assets received from the Fund except for dispositions made in the ordinary course of the New Fund's business as an open-end investment company (i.e, dispositions resulting from investment decisions made in the ordinary course of business and independent of the First Transaction).

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     14. For federal income tax purposes, the Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to the Fund for its current taxable year beginning January 1, 1998, and will continue to apply to it through the Exchange Date. Prior to the Exchange Date, the Fund will have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund (i) all of the excess of (x) the Fund's investment income excludable from gross income under Section 103(a) of the Code, over (y) the Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
(ii) all of the Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on December 31, 1997 and the short taxable period beginning on January 1, 1998 and ending on the Exchange Date (computed in each case without regard to any deduction for dividends paid), and
(iii) all of the Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ending on December 31, 1997 and the short taxable period beginning on January 1, 1998 and ending on the Exchange Date.

     15. The New Fund will use a significant portion (in this case at least 99 percent) of the Fund's historic business assets in its business. For this purpose, the New Fund will be deemed to have used such significant portion of the Fund's historic business assets in its business by continuing to hold the assets transferred to it by the Fund, except for dispositions made in the ordinary course of business as an open-end investment company (i.e., dispositions resulting from investment decisions made in the ordinary course of business and independent of the First Transaction). That is, the New Fund will continue to hold the historic business assets of the Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by the Fund prior to its management's decision to propose to its Directors that it transfer any or all of its assets to the New Fund, or (ii) acquired subsequent to such decision but not with a view to the First Agreement or the First Transaction, in an amount equal to at least 99 percent of the assets in the Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that the Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the First Agreement or First Transaction.

     16. The liabilities of the Fund to be assumed by the New Fund were incurred by the Fund in the ordinary course of its business and are associated with the assets of the Fund to be transferred to the New Fund. For purposes of this paragraph, expenses of the First Transaction are not treated as liabilities.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     17. The sum of the liabilities to be assumed by the New Fund will not exceed the fair market value or the adjusted basis of the assets of the Fund immediately prior to the Exchange Date.

     18. The costs of the First Transaction are being borne by Composite Research & Management Co. or its affiliates. However, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a regulated investment company. The shareholders of the Fund will pay their own expenses, if any, related to the First Transaction.

     19.  There is no indebtedness existing between the New Fund and the Fund.

     20. At the time of the First Transaction, the Fund will not have any outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares in the Fund (not including any dividend reinvestment plan or systematic investment program offered by the Fund).

     21. At the time of the First Transaction, the New Fund will not have any outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares in the New Fund (not including any dividend reinvestment plan or systematic investment program offered by the New Fund).

     22. The Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     23. None of the compensation received by any shareholder-employees of the Fund, if any, will be separate consideration for, or allocable to, any of their Fund shares; none of the New Fund shares received by the Fund shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to New Fund or Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

     (i) No gain or loss will be recognized by the New Fund upon the receipt of assets of the Fund in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities of the Fund;

     (ii) The basis in the hands of the New Fund of the assets of the Fund transferred to the New Fund will be the same as the basis of such assets in the hands of the Fund immediately prior to the transfer;

     (iii) The holding periods of the assets of the Fund in the hands of the New Fund will include the periods during which such assets were held by the Fund;

     (iv) No gain or loss will be recognized by the Fund upon the transfer of its assets and the assumption of its liabilities by the New Fund or upon the distribution of shares of the New Fund to Fund shareholders in liquidation of the Fund;

     (v) No gain or loss will be recognized by the shareholders of the Fund upon the exchange of their shares of the Fund for shares of the New Fund;

     (vi) The basis of the shares of the New Fund received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and

     (vii) The holding periods of the shares of the New Fund received by the shareholders of the Fund will include the holding periods of the shares of the Fund exchanged therefor, provided that at the time of the First Transaction the shares of the Fund are held by such shareholders as capital assets.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998


     In addition, we have also acted as counsel in connection with a second Agreement and Plan of Reorganization (the "Second Agreement") dated November 3, 1997, between the Composite Money Market Fund (referred to in the First Agreement as "New Fund", but hereinafter referred to as the "Acquiring Fund"), a series of the Composite Trust, and the Global Money Fund (the "Acquired Fund A"), a series of the Sierra Trust Funds, a Massachusetts business trust (the "Sierra Trust"). The Second Agreement describes a proposed transaction (the "Second Transaction") to occur on the Exchange Date, pursuant to which Acquiring Fund will acquire substantially all of the assets of Acquired Fund A in exchange for shares of beneficial interest in Acquiring Fund (the "Merger Shares") and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund A following which the Merger Shares received by Acquired Fund A will be distributed by Acquired Fund A to its shareholders in liquidation and termination of Acquired Fund A. This opinion as to certain federal income tax consequences of the Second Transaction is furnished to the Composite Money Market Fund pursuant to Section 8(h) of the Second Agreement and to the Global Money Fund pursuant to Section 9(f) of the Second Agreement. Capitalized terms not defined herein are used herein as defined in the Second Agreement.

     The Sierra Trust, of which Acquired Fund A is a series, is registered under the 1940 Act as an open-end management investment company. Shares of Acquired Fund A are redeemable at net asset value at each shareholder's option. Acquired Fund A qualifies as a regulated investment company for federal income tax purposes under Section 851 of the Code.

     The Composite Trust, of which Acquiring Fund is a series, is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Second Agreement, a Prospectus/Proxy Statement, dated November 7, 1997 and relating to the Second Transaction, which has been furnished to the Acquired Fund A shareholders in connection with the Second Transaction (including any items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     1. Upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect (or have in effect an election) to be a "regulated investment company," and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     2. Acquired Fund A will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Acquired Fund A, on the Exchange Date.

     3. The fair market value of the Merger Shares received by each Acquired Fund A shareholder will be approximately equal to the fair market value of the Acquired Fund A shares surrendered in exchange therefor. The Acquired Fund A shareholders will receive no consideration other than Merger Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Acquired Fund A ("Acquired Fund A Shares").

     4. None of the compensation received by any shareholder-employees of Acquired Fund A, if any, will be separate consideration for, or allocable to, any of their Acquired Fund A Shares; none of the Merger Shares received by any Acquired Fund A shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any Acquiring Fund or Acquired Fund A shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     5. There is no plan or intention by any Acquired Fund A shareholder who owns 5 percent or more of the total outstanding Acquired Fund A Shares, and to the best of the knowledge of the management of Acquired Fund A, there is no plan or intention on the part of the remaining Acquired Fund A shareholders to sell, exchange, or otherwise dispose of a number of Merger Shares received in the Second Transaction that would reduce Acquired Fund A shareholders' ownership of Merger Shares to a number of Merger Shares having a value, as of the date of the Second Transaction, of less than 50 percent of the value of all of the formerly outstanding Acquired Fund A Shares as of the same date. For purposes of this representation, Merger Shares or Acquired Fund A Shares surrendered by Acquired Fund A shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Acquired Fund A shareholders in connection with or as a result of the Second Agreement or the Second Transaction, will be treated as outstanding Acquired Fund A Shares on the date of the Second Transaction.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     6. Acquiring Fund has no plan or intention to reacquire any of the Merger Shares issued in the Second Transaction, except for Merger Shares reacquired (i.e., redeemed) in the ordinary course of its business as an open-end investment company.

     7. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Acquired Fund A immediately prior to the Second Transaction. For purposes of this representation, (a) amounts paid by Acquired Fund A, out of the assets of Acquired Fund A, to Acquired Fund A shareholders in redemption of Acquired Fund A Shares, where such redemptions, if any, appear to be initiated by Acquired Fund A shareholders in connection with or as a result of the Second Agreement or the Second Transaction, (b) amounts used by Acquired Fund A to pay expenses of the Second Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Acquired Fund A's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any final dividend or dividends declared by Acquired Fund A to ensure continued qualification of Acquired Fund A as a regulated investment company for tax purposes and to eliminate fund-level tax)) made by Acquired Fund A immediately preceding the transfer will be included as assets of Acquired Fund A held immediately prior to the Second Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Acquired Fund A, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Second Transaction to Acquiring Fund shareholders who are former Acquired Fund A shareholders in redemption of Merger Shares received in exchange for Acquired Fund A Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Second Agreement or the Second Transaction, are considered to be assets of Acquired Fund A that were not transferred to Acquiring Fund.

     8. The fair market value of the assets transferred to Acquiring Fund by Acquired Fund A will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     9. For federal income tax purposes, Acquired Fund A qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Acquired Fund A for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     In that regard, Acquired Fund A will declare to Acquired Fund A shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing (i) all of the excess of (x) Acquired Fund A's investment income excludable from gross income under Section 103(a) of the Code over (y) Acquired Fund A's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
(ii) all of Acquired Fund A's investment company taxable income (as defined in Code Section 852) (computed in each case without regard to any deduction for dividends paid) and (iii) all of Acquired Fund A's net realized capital gain (after reduction for any capital loss carryover), in each case for both the taxable year ending on June 30, 1997 and the short taxable period beginning on July 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Acquired Fund A as a regulated investment company for tax purposes and to eliminate fund-level tax.

     10. In the Second Transaction, Acquired Fund A will transfer to Acquiring Fund at least 50 percent of its historic business assets. Following the Second Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50 percent) of the historic business assets of Acquired Fund A. Specifically, Acquiring Fund will use such significant portion of Acquired Fund A's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Acquired Fund A. That is, Acquiring Fund will continue to hold historic business assets of Acquired Fund A, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Acquired Fund A prior to its management's decision to propose to its Directors that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Second Agreement or the Second Transaction, in an amount equal to at least 50 percent of the assets in Acquired Fund A's portfolio held on the Exchange Date, as increased by the amounts, if any, that Acquired Fund A paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the Second Agreement or Second Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions made in the ordinary course of business and independent of the Second Transaction) shall not
be taken into account.   In addition, following the Second Transaction Acquiring
Fund will continue the historic business of Acquired Fund A as an open-end investment company that seeks (i) to provide maximum current income while preserving capital and maintaining liquidity and (ii) to maintain a constant per share net asset value of $1.00 by, among other things, investing in U.S. dollar-

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

denominated, high-quality money market securities that present minimal credit risks and mature within 397 days from the time of purchase.

     11. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Acquired Fund A acquired in the Second Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions made in the ordinary course of business and independent of the Second Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Acquired Fund A. For purposes of this representation, Realignment Dispositions made by Acquired Fund A, if any, will be considered to have been made by Acquiring Fund.

     12. The liabilities of Acquired Fund A to be assumed by Acquiring Fund were incurred by Acquired Fund A in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Second Transaction are not treated as liabilities.

     13. The Second Transaction will offer shareholders of the Acquired Fund A an opportunity to pursue a substantially similar investment program in a larger fund and fund complex, which should offer opportunities for economies of scale, greater diversification of risk and broader exchange privileges. Moreover, the Acquiring Fund offers the benefit of aggregate operating expenses that are expected at least initially to be lower than those currently borne by the Acquired Fund.

     14. The costs of the Transaction are being borne by Composite Research & Management Co. or its affiliates. However, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a regulated investment company. Acquired Fund A shareholders will pay their respective expenses, if any, incurred in connection with the Second Transaction.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     15. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Acquired Fund A Shares.

     16. There is no indebtedness existing between Acquired Fund A and Acquiring Fund.

     17. Acquired Fund A will distribute the Merger Shares it receives in the Second Transaction to its shareholders as provided in the Second Agreement.

     18. Acquired Fund A is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

     (i) No gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Acquired Fund A in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund A;

     (ii) The basis in the hands of Acquiring Fund of the assets of Acquired Fund A transferred to Acquiring Fund in the Second Transaction will be the same as the basis of such assets in the hands of Acquired Fund A immediately prior to the transfer;

     (iii) The holding periods of the assets of Acquired Fund A in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund A;

     (iv) No gain or loss will be recognized by Acquired Fund A upon the transfer of Acquired Fund A's assets to Acquiring Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund A, or upon the distribution of Merger Shares by Acquired Fund A to its shareholders in liquidation;

     (v) No gain or loss will be recognized by the Acquired Fund A shareholders upon the exchange of their Acquired Fund A Shares for Merger Shares;

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     (vi) The basis of Merger Shares an Acquired Fund A shareholder receives in connection with the Second Transaction will be the same as the basis of his or her Acquired Fund A Shares exchanged therefor; and

     (vii) An Acquired Fund A shareholder's holding period for his or her Merger Shares received pursuant to the Second Agreement will be determined by including the period for which he or she held the Acquired Fund A Shares exchanged therefor, provided that he or she held such Acquired Fund A Shares as capital assets.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     Finally, we have also acted as counsel in connection with a proposed transaction (the "Third Transaction") described in the Second Agreement. In the Third Transaction, to occur on the Exchange Date, Acquiring Fund will acquire substantially all of the assets of the U.S. Government Money Fund (the "Acquired Fund B"), a series of the Sierra Trust, in exchange for shares of beneficial interest in Acquiring Fund (the "Merger Shares") and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund B, following which the Merger Shares received by Acquired Fund B will be distributed by Acquired Fund B to its shareholders in liquidation and termination of Acquired Fund B. This opinion as to certain federal income tax consequences of the Third Transaction is furnished to the Composite Money Market Fund pursuant to Section 8(h) of the Second Agreement and to the U.S. Government Money Fund pursuant to Section 9(f) of the Second Agreement. Capitalized terms not defined herein are used herein as defined in the Second Agreement.

     The Sierra Trust, of which Acquired Fund B is a series, is registered under the 1940 Act as an open-end management investment company. Shares of Acquired Fund B are redeemable at net asset value at each shareholder's option. Acquired Fund B qualifies as a regulated investment company for federal income tax purposes under Section 851 of the Code.

     The Composite Trust, of which Acquiring Fund is a series, is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund qualifies as a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Second Agreement, a Prospectus/Proxy Statement, dated November 7, 1997 and relating to the Third Transaction, which has been furnished to the Acquired Fund B shareholders in connection with the Third Transaction (including any items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect (or have in effect an election) to be a "regulated investment company," and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     2. Acquired Fund B will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Acquired Fund B, on the Exchange Date.

     3. The fair market value of the Merger Shares received by each Acquired Fund B shareholder will be approximately equal to the fair market value of the Acquired Fund B shares surrendered in exchange therefor. The Acquired Fund B shareholders will receive no consideration other than Merger Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Acquired Fund B ("Acquired Fund B Shares").

     4. None of the compensation received by any shareholder-employees of Acquired Fund B, if any, will be separate consideration for, or allocable to, any of their Acquired Fund B Shares; none of the Merger Shares received by any Acquired Fund B shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any Acquiring Fund or Acquired Fund B shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     5. There is no plan or intention by any Acquired Fund B shareholder who owns 5 percent or more of the total outstanding Acquired Fund B Shares, and to the best of the knowledge of the management of Acquired Fund B, there is no plan or intention on the part of the remaining Acquired Fund B shareholders to sell, exchange, or otherwise dispose of a number of Merger Shares received in the Third Transaction that would reduce Acquired Fund B shareholders' ownership of Merger Shares to a number of Merger Shares having a value, as of the date of the Third Transaction, of less than 50 percent of the value of all of the formerly outstanding Acquired Fund B Shares as of the same date. For purposes of this representation, Merger Shares or Acquired Fund B Shares surrendered by Acquired Fund B shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Acquired Fund B shareholders in connection with or as a result of the Second Agreement or the Third Transaction, will be treated as outstanding Acquired Fund B Shares on the date of the Third Transaction.

     6. Acquiring Fund has no plan or intention to reacquire any of the Merger Shares issued in the Third Transaction, except for Merger Shares reacquired (i.e., redeemed) in the ordinary course of its business as an open-end investment company.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     7. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Acquired Fund B immediately prior to the Third Transaction. For purposes of this representation, (a) amounts paid by Acquired Fund B, out of the assets of Acquired Fund B, to Acquired Fund B shareholders in redemption of Acquired Fund B Shares, where such redemptions, if any, appear to be initiated by Acquired Fund B shareholders in connection with or as a result of the Second Agreement or the Third Transaction, (b) amounts used by Acquired Fund B to pay expenses of the Third Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Acquired Fund B's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any final dividend or dividends declared by Acquired Fund B to ensure continued qualification of Acquired Fund B as a regulated investment company for tax purposes and to eliminate fund-level tax)) made by Acquired Fund B immediately preceding the transfer will be included as assets of Acquired Fund B held immediately prior to the Third Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Acquired Fund B, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Third Transaction to Acquiring Fund shareholders who are former Acquired Fund B shareholders in redemption of Merger Shares received in exchange for Acquired Fund B Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Second Agreement or the Third Transaction, are considered to be assets of Acquired Fund B that were not transferred to Acquiring Fund.

     8. The fair market value of the assets transferred to Acquiring Fund by Acquired Fund B will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     9. For federal income tax purposes, Acquired Fund B qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Acquired Fund B for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Acquired Fund B will declare to Acquired Fund B shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing (i) all of the excess of (x) Acquired Fund B's investment income excludable from gross income under Section 103(a) of the Code

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

over (y) Acquired Fund B's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund B's investment company taxable income (as defined in Code Section 852) (computed in each case without regard to any deduction for dividends paid) and (iii) all of Acquired Fund B's net realized capital gain (after reduction for any capital loss carryover), in each case for both the taxable year ending on June 30, 1997 and the short taxable period beginning on July 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Acquired Fund B as a regulated investment company for tax purposes and to eliminate fund-level tax.

     10. In the Third Transaction, Acquired Fund B will transfer to Acquiring Fund at least 50 percent of its historic business assets. Following the Third Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50 percent) of the historic business assets of Acquired Fund B. Specifically, Acquiring Fund will use such significant portion of Acquired Fund B's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Acquired Fund B. That is, Acquiring Fund will continue to hold historic business assets of Acquired Fund B, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Acquired Fund B prior to its management's decision to propose to its Directors that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Second Agreement or the Third Transaction, in an amount equal to at least 50 percent of the assets in Acquired Fund B's portfolio held on the Exchange Date, as increased by the amounts, if any, that Acquired Fund B paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the Second Agreement or Third Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions made in the ordinary course of business and independent of the Third Transaction) shall not
be taken into account.   In addition, following the Third Transaction Acquiring
Fund will continue the historic business of Acquired Fund B as an open-end investment company that seeks (i) to provide maximum current income while preserving capital and maintaining liquidity and (ii) to maintain a constant per share net asset value of $1.00 by, among other things, investing in U.S. dollar-denominated, high-quality money market securities that present minimal credit risks and mature within 397 days from the time of purchase.

     11. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Acquired Fund B acquired in the Third Transaction, except for (i) dispositions

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions made in the ordinary course of business and independent of the Third Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Acquired Fund B. For purposes of this representation, Realignment Dispositions made by Acquired Fund B, if any, will be considered to have been made by Acquiring Fund.

     12. The liabilities of Acquired Fund B to be assumed by Acquiring Fund were incurred by Acquired Fund B in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Third Transaction are not treated as liabilities.

     13. The Third Transaction will offer shareholders of the Acquired Fund B an opportunity to pursue a substantially similar investment program in a larger fund and fund complex, which should offer opportunities for economies of scale, greater diversification of risk and broader exchange privileges. Moreover, the Acquiring Fund offers the benefit of aggregate operating expenses that would initially be lower than those currently borne by the Acquired Fund.

     14. The costs of the Transaction are being borne by Composite Research & Management Co. or its affiliates. However, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a regulated investment company. Acquired Fund B shareholders will pay their respective expenses, if any, incurred in connection with the Third Transaction.

     15. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Acquired Fund B Shares.

     16. There is no indebtedness existing between Acquired Fund B and Acquiring Fund.

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     17. Acquired Fund B will distribute the Merger Shares it receives in the Third Transaction to its shareholders as provided in the Second Agreement.

     18. Acquired Fund B is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

     (i) No gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Acquired Fund B in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund B;

     (ii) The basis in the hands of Acquiring Fund of the assets of Acquired Fund B transferred to Acquiring Fund in the Third Transaction will be the same as the basis of such assets in the hands of Acquired Fund B immediately prior to the transfer;

     (iii) The holding periods of the assets of Acquired Fund B in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund B;

     (iv) No gain or loss will be recognized by Acquired Fund B upon the transfer of Acquired Fund B's assets to Acquiring Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund B, or upon the distribution of Merger Shares by Acquired Fund B to its shareholders in liquidation;

     (v) No gain or loss will be recognized by the Acquired Fund B shareholders upon the exchange of their Acquired Fund B Shares for Merger Shares;

     (vi) The basis of Merger Shares an Acquired Fund B shareholder receives in connection with the Third Transaction will be the same as the basis of his or her Acquired Fund B Shares exchanged therefor; and

Composite Cash Management Company - Money Market Portfolio
Composite Money Market Fund
Global Money Fund
U.S. Government Money Fund                                       March 20, 1998

     (vii) An Acquired Fund B shareholder's holding period for his or her Merger Shares received pursuant to the Second Agreement will be determined by including the period for which he or she held the Acquired Fund B Shares exchanged therefor, provided that he or she held such Acquired Fund B Shares as capital assets.


                                    Very truly yours,

                                    /s/ Ropes & Gray

                                    Ropes & Gray
BRB/ljm